EXHIBIT 23D

                          INDEPENDENT AUDITORS' CONSENT
                          -----------------------------

We consent to the incorporation by reference in Registration Statement No. 333-89173 on Form S-8 and the Prospectus included therein of our reports dated February 13, 2004 included in the Annual Report on Form 10-K of Decorator Industries, Inc. for the fiscal year ended January 3, 2004.

                                                    LOUIS PLUNG & COMPANY, LLP
                                                    Certified Public Accountants

Pittsburgh, Pennsylvania
March 26, 2004